Exhibit 99.2

First Quarter 2020 Results and Outlook April 27, 2020FOCUSED ON WORLD CLASS PERFORMANCE

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10-K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings.Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.2

Agenda

CMS ENERGY

- Business Update & Long-Term Outlook
- COVID-19 Response

Patti Poppe
President & CEO


PEOPLE
PLANET
PROFIT

- Financial Results

Rejji Hayes
Executive VP & CFO

3

First Quarter . . .Results Amount a First Quarter 2020 EPS $0.86Guidance (as of 1/30/20) a Full-year EPS $2.64 – $2.68Long-Term OutlookCommentaryChallenging weather offset by cost managementUnchanged given uncertainty of duration & full impact of COVID-19EPS a& DPS Growth+6% to +8%Long-term investment thesis remains intacta _ _ _ _ _ Adjusted EPS (non-GAAP). . . earnings growth despite headwinds.4

Response to COVID-19 . . .Co-workers Customers Community• Enhanced safety protocols • Work from home (office) • Direct job-site reporting (field)• Flexible time off policies• Sequestration of critical roles• Proactive quarantining and contact tracing• Dedicated customer service representatives helping to navigate stimulus programs• Suspended shut-offs for low- income and senior customers• Rescheduled non-critical, in- home work• Continue to operate critical services• Dream Maker Fund • $1 MM for local small businesses• CE Foundation • $1.1 MM for food banks, local charities, and health care PPE• Matching contributions for all employee donationsPeoplePlanet ProfitPEOPLEPLANETPROFITUnderpinned by Performance. . . embodies our commitment to the Triple Bottom Line.5

Managing Work Every Year . . .a EPS20122013 2014 20152016 201720182019$2.60+7%+7%+7%+7%Storms (9)¢Weather (13)¢+7%+7%+7%Weather (13)¢+7%Weather & storms (13)¢Weather & storms (16)¢Storms (10)¢_ _ _ _ _ a Adjusted EPS (non-GAAP). .. . maximizes benefits for customers and investors. 6

Compelling Investment Thesis . . .Clean Energy LeaderAging InfrastructureConstructive RegulationStrong Cash Flow & Balance SheetAffordable PricesDiversified Service Territory. . . adaptive to changing conditions.

2020 First Quarter EPS Results . . .

CMS ENERGY

Results

	2019	2020
EPS – (GAAP)	$0.75	$0.85
Adjustments[a]	--	0.01
Adjusted (non-GAAP)	$0.75	$0.86

By Business Segment

	EPS[b]
Utility	$0.86
Enterprises	0.06
EnerBank	0.05
Parent & other	(0.11)
CMS Energy	$0.86

[a] See non-GAAP reconciliations [b] Adjusted EPS (non-GAAP)

. . . driven by investments and cost performance.

8

Key COVID-19 Financial Risks . . .

	Potential Impacts	Mitigating Factors
Utility	• Lower sales volume from commercial and industrial • Increased uncollectible accounts • Sequestration/quarantine-related costs	• Higher margin residential usage • Regulatory deferral mechanisms • Operational flexibility/waste elimination • Fiscal stimulus customer support
Enterprises	• Revenue stability	• Capacity and Energy at DIG are 100% & 95% contracted, respectively • Remaining assets are under long-term PPAs with quality off-takers/contracts
EnerBank	• Loan originations • Higher charge-offs	• 750+ FICO score borrowers • Market share gain opportunities • Conservative loan loss provision • Lower funding costs
Parent/Liquidity	• Capital market dislocation • Higher funding costs	• 2020 financing plan on track • No 2020 maturities remaining (no CP) • Planned equity needs fully priced • Conservative funding assumptions • No required pension contributions

. . . difficult to predict, so preparing robust risk mitigation.

9

Preliminary April Sales Challenged . . .

CMS ENERGY

2019 Electric & Gas Rate Mix[a]



Other Industrial 11%
Auto 2%
Other 2%
Residential Electric 39%
Commercial 23%
Residential Gas 23%
Combined residential >60%

2020 EPS Sensitivities[b]

1% Full Year Δ in Volume

	Electric	Gas
Residential	~ 3+¢	2 ¢
Commercial	~ 2	½
Industrial	½ +	

Impact of Observed Electric Trends

(since March)

	C&I	Residential
Volume	20% - 25% ↓	5+% ↑
x EPS	~2½¢ per 1%	~3+¢ per 1%
÷ Months	12 mo.	12 mo.
Total	(4)¢ - (5)¢	~1¢

(3)¢ - (4)¢/ mo. EPS impact during extensive social distancing

[a] Tariff net of PSCR and GCR

[b] Non-GAAP

. . . partially offset by diversification and favorable mix.

10

2020 EPS[a] . . .


First Quarter
11¢
Nine Months To Go
4¢ - 8¢
$2.49
First Quarter $0.75
2019
(23)¢
Weather
8¢
Absence of Storms
12¢
Rates & Investment
14¢
Usage, Enterprises, Tax & Other
(1)¢
Absence of 2019 Weather
4¢
Rates & Investment
1¢ - 5¢
Usage, Enterprises, Tax & Other
$2.64 - $2.68
6% - 8%
First Quarter $0.86
2020
Select COVID-19 Risks:
•Sales ~(3)¢ - (4)¢/ mo.
Reference:
•Historical flex range ~10¢ - 15¢

[a] Adjusted EPS (non-GAAP)

. . . manageable through Q1, with longer-term risks of COVID-19 unclear.

11

Financing Plan on Track . . .

CMS ENERGY

Planned 2020 Financing

	Plan (MM)	YTD (MM)	
Consumers Energy:			
First Mortgage Bonds	$650	$575	3.5% closed 3/26
Term Loan	$300	$300	
CMS Parent:			
New Debt	$325	$300	Term-loan L+50 2021 maturity
Planned Equity	Up to $250	$100	$150 MM priced
Retirements:			
Consumers Energy	$100	$100	Called
Other:			
Pension Contribution	$531	$531	

Existing Facilities



$250 MM
(Nov-2021)
$850 MM
(Jun-2023)
$2.3 Bn [a]
of net liquidity position
with no CP outstanding
(as of 3/31/20)
$550 MM
(Jun-2023)
Consumers Energy
CMS Energy

[a] $1,606 MM in available revolvers + $834 MM of unrestricted cash - $119 MM of cash at EnerBank and Other

. . . with emphasis on liquidity management.

12

Credit Metrics Maintained . . .

CMS ENERGY

Consumers Energy	S&P	Moody's	Fitch
Senior Secured	A	Aa3	A+
Commercial Paper	A-2	P-1	F-2
Outlook	Stable	Stable	Stable
CMS Energy			
Senior Unsecured	BBB	Baa1	BBB
Junior Subordinated	BBB-	Baa2	BB+
Outlook	Stable	Stable	Stable
Last Review	Oct. 2019	Jul. 2019	Oct. 2019

Highest Governance Practices Score (GA-1)

Ratings Drivers

- Strong financial position
- Growing operating cash flow
- Return on regulated investment
- Supportive regulatory environment

. . . at solid investment-grade levels.

13

Investment Thesis . . .

CMS ENERGY

Investment Thesis



UTILITY WORK AHEAD
Aging Infrastructure
Clean Energy Leader
Constructive Regulation
CMS ENERGY
Strong Cash Flow & Balance Sheet
Affordable Prices
Diversified Service Territory
Nearly two decades of industry-leading, financial performance

Takeaways

✓**Prudent Liquidity Management**
- 2020 financings largely executed
- No pension contributions required in 2020

✓**Operational Excellence and Track Record**
- Increased productivity driven by the CE Way
- Adaptive to changing conditions

✓**Top-Tier Regulatory Construct**
- Forward-looking test years
- 10-month rate cases

✓**Visible and Executable 10-yr Capital Plan ($25 Bn)**
- ~85% of projects are less than $200 MM

✓**Clean and Lean Energy Strategy**
- Replacing PPAs and coal with renewables and energy waste reduction
- Net zero carbon (2040) and methane (2030) goals [a]

[a] Methane emissions for our natural gas delivery system

. . . remains intact, regardless of changing conditions.

14

Q & A Thank You!

Appendix

2020 Sensitivities . . .SensitivityFull-Year ImpactEPS a OCFSalesb Electric (~36,500 GWh) Gas (~300 Bcf)+ 1% + 5(¢)+ 6 + 13($ MM)+ 25 + 50Gas prices (NYMEX) + 50¢ + 0 + 55Utility Earned ROE Electric Gas+ 10 bps + 10+ 1½ + 6 + 1 + 4Interest rates + 25 bps <1 2Effective Tax Rate (16%) + 100 bps 3 0EE cIncentives (1.5% electric) + 25 bps + 1 + 5_ _ _ _ _ a Adjusted (non-GAAP)b Reflect 2020 sales forecast; weather - normalizedc Energy Efficiency . . . reflect effective risk mitigation. 17

Post Retirement Benefit Plans[a] . . .

CMS ENERGY

Pension

(Bn)

Asset Allocation	
Equity	55%
Fixed-income	39%
Multi-asset	6%
Expected rate of return	6.75%



~$3.0
~$2.5
$531 MM contribution in January 2020
Benefit Obligation
Plan Assets

OPEB

(Bn)

Asset Allocation	
Equity	48%
Fixed-income	33%
Multi-asset	19%
Expected rate of return	6.75%



$1.2
$1.5
Benefit Obligation
Plan Assets

[a] As of December 31, 2019. Asset allocation does not include market performance, rebalancing or contributions. Estimated expected rate of return for 2020.

. . . do not require incremental contributions in 2020.

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Regulatory Outlook . . .



2019
2020
Regulatory / Policy
2016 Energy Law fully implemented
4/15: COVID-19 order U-20757 for deferred accounting
Electric
2/27: Filed $244 MM[a] U-20697 10.5% ROE
Dec. Expected final order
Gas
9/26: Final order U-20322[b]
12/16: Filed $245 MM U-20650 10.5% ROE
Oct. Expected final order

[a] Including $36 MM of Calc. C DFIT Amortization [b] Final order $157 MM, 9.9% ROE excluding $13 MM of Calc. C included in rates, offset by lower tax expense

. . . limited to general rate cases and COVID-19 matters.

19

Utility Customer Investment Plan . . .

CMS ENERGY

Investment Plan

Capital Investment (Bn):	Prior '19-'23 Plan	New '20-'24 Plan
Renewables	$ 1¾	$ 1¾
Electric Utility	5	5½
Gas Utility	5	5
Total	$11¾	$12¼

Rate Base Growth



Renewables
Electric
Gas
$17½
+7%
$24½
2019
2024

$25 Bn 10-Yr Plan[a] with $3 - $4 Bn of Opportunities

[a] 10-yr Plan includes years 2019 through 2028

. . . includes increased renewables and maintains focus on safety & reliability.

20

CMS Enterprises . . .

CMS ENERGY



DIG & Other

- ~1,000 MWs of plants in MI
- DIG long-term energy (>95% contracted) & short-term capacity (100% contracted)
- Filer City PPA with the Utility
- **Upside: tightening supply with future retirements**



Renewable Platform

Operating Projects:
- 27 MWs of solar
- 64 MWs biomass
- 105 MWs of wind (15-year PPA with GM)

- Nearly 100% contracted
- **Upside: utility-like returns with creditworthy counterparties**

. . . continues to manage its portfolio with an emphasis on risk mitigation.

21

“DIG” (750 MW) & Peakers (200 MW) . . .Pre-Tax Income (MM) $100Planning Year (MISO) 2020 Through 2023 Contracteda Opportunities90 Capacity (~$2.00/kw-month) 80 Energy 70100%>95%~$90$7.50 b6050 $45• LCR upheld by MI Supreme Court • MISO Zone 7 PY cleared at CONE~$4540 $383020100$38~$35/ yr.$3.00 b_ _ _ _ _2017 2018 2019 2020-2023 2024+a Assumes 100% capacity available at $3.00 and $7.50/ kw-month. b $/ kw-month . . . offers risk mitigation to Plan with future upside opportunities. 22

GAAP Reconciliation

CMS ENERGY CORPORATION
Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment
(Unaudited)

	In Millions, Except Per Share Amounts	
	Three Months Ended	
	3/31/20	3/31/19
Electric Utility		
Reported net income per share	$ 0.41	$ 0.37
Reconciling items:		
Other exclusions from adjusted earnings	0.01	-
Tax impact	(*)	-
Voluntary separation program	0.03	-
Tax impact	(0.01)	-
Adjusted net income per share – non-GAAP	$ 0.44	$ 0.37
Gas Utility		
Reported net income per share	$ 0.41	$ 0.43
Reconciling items:		
Other exclusions from adjusted earnings	*	-
Tax impact	(*)	-
Voluntary separation program	0.01	-
Tax impact	(*)	-
Adjusted net income per share – non-GAAP	$ 0.42	$ 0.43
Enterprises		
Reported net income per share	$ 0.07	$ 0.02
Reconciling items:		
Other exclusions from adjusted earnings	*	(*)
Tax impact	(*)	*
Tax reform	(0.01)	-
Voluntary separation program	*	-
Tax impact	(*)	-
Adjusted net income per share – non-GAAP	$ 0.06	$ 0.02
EnerBank		
Reported net income per share	$ 0.05	$ 0.04
Reconciling items:		
Other exclusions from adjusted earnings	-	-
Tax impact	-	-
Adjusted net income per share – non-GAAP	$ 0.05	$ 0.04
Corporate Interest and Other		
Reported net loss per share	$ (0.09)	$ (0.11)
Reconciling items:		
Other exclusions from adjusted earnings	(*)	*
Tax impact	*	(*)
Tax reform	(0.02)	-
Adjusted net loss per share – non-GAAP	$ (0.11)	$ (0.11)
Consolidated		
Reported net income per share	$ 0.85	$ 0.75
Reconciling items:		
Other exclusions from adjusted earnings	0.01	(*)
Tax impact	(*)	*
Tax reform	(0.03)	-
Voluntary separation program	0.04	-
Tax impact	(0.01)	-
Adjusted net income per share – non-GAAP	$ 0.86	$ 0.75
Average Common Shares Outstanding – Diluted	285.2	283.6

* Less than $0.01 per share.

24

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter
(Unaudited)

In Millions, Except Per Share Amounts

	2020
	1Q
Net Income Available to Common Stockholders	$ 243
Reconciling items:	
Electric utility and gas utility	15
Tax impact	(4)
Enterprises	1
Tax impact	(4)
EnerBank	-
Tax impact	-
Corporate interest and other	(2)
Tax impact	(4)
Adjusted Net Income – Non-GAAP	$ 245
Average Common Shares Outstanding – Diluted	285.2
Diluted Earnings Per Average Common Share	$ 0.85
Reconciling items:	
Electric utility and gas utility	0.05
Tax impact	(0.01)
Enterprises	*
Tax impact	(0.01)
EnerBank	-
Tax impact	-
Corporate interest and other	(*)
Tax impact	(0.02)
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.86

In Millions, Except Per Share Amounts

	2019			
	1Q	2Q	3Q	4Q
Net Income Available to Common Stockholders	$ 213	$ 93	$ 207	$ 167
Reconciling items:				
Electric utility and gas utility	-	-	-	6
Tax impact	-	-	-	(1)
Enterprises	(*)	*	1	(1)
Tax impact	*	(*)	(*)	*
EnerBank	-	-	-	-
Tax impact	-	-	-	-
Corporate interest and other	*	*	*	31
Tax impact	(*)	(*)	(*)	(8)
Adjusted Net Income – Non-GAAP	$ 213	$ 93	$ 208	$ 194
Average Common Shares Outstanding – Diluted	283.6	284.0	284.6	284.8
Diluted Earnings Per Average Common Share	$ 0.75	$ 0.33	$ 0.73	$ 0.58
Reconciling items:				
Electric utility and gas utility	-	-	-	0.02
Tax impact	-	-	-	(*)
Enterprises	(*)	*	*	(*)
Tax impact	*	(*)	(*)	*
EnerBank	-	-	-	-
Tax impact	-	-	-	-
Corporate interest and other	*	*	*	0.11
Tax impact	(*)	(*)	(*)	(0.03)
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.75	$ 0.33	$ 0.73	$ 0.68

* Less than $0.5 million or $0.01 per share.

25

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
(Unaudited)

In Millions, Except Per Share Amounts

	Three Months Ended	
	3/31/20	3/31/19
Net Income Available to Common Stockholders	$ 243	$ 213
Reconciling items:		
Other exclusions from adjusted earnings	3	(*)
Tax impact	(*)	*
Tax reform	(9)	-
Voluntary separation program	11	-
Tax impact	(3)	-
Adjusted net income – non-GAAP	$ 245	$ 213
Average Common Shares Outstanding		
Basic	283.3	282.8
Diluted	285.2	283.6
Basic Earnings Per Average Common Share		
Reported net income per share	$ 0.86	$ 0.75
Reconciling items:		
Other exclusions from adjusted earnings	0.01	(*)
Tax impact	(*)	*
Tax reform	(0.03)	-
Voluntary separation program	0.04	-
Tax impact	(0.01)	-
Adjusted net income per share – non-GAAP	$ 0.87	$ 0.75
Diluted Earnings Per Average Common Share		
Reported net income per share	$ 0.85	$ 0.75
Reconciling items:		
Other exclusions from adjusted earnings	0.01	(*)
Tax impact	(*)	*
Tax reform	(0.03)	-
Voluntary separation program	0.04	-
Tax impact	(0.01)	-
Adjusted net income per share – non-GAAP	$ 0.86	$ 0.75

* Less than $0.5 million or $0.01 per share.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements. Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

26

CMS ENERGY CORPORATION Earnings Per Share By Year GAAP Reconciliation CMS ENERGY CORPORATION (Unaudited) Earnings Per Share By Year GAAP Reconciliation (Unaudited)2012 2013 2014 2015 2016 2017 2018 2019 Reported earni ngs per share - GAAP $1.42 $1.66 $1.74 $1.89 $1.98 $1.64 $2.32 $2.39 Pretax i tems: Electric and gas utility 0.27 - - - 0.04 - - 0.02 Tax impact (0.10) - - - (0.01) 0.12 (a) 0.01 (a) (*) Enterprises (0.01) * 0.05 * * * 0.02 * Tax impact * (*) (0.02) (*) (*) 0.20 (a) (0.02) (a) (*) EnerBank - - - - - - - - Tax impact - - - - - 0.01 (a) * - Corporate interest and other * * * * 0.02 0.01 * 0.11 Tax impact (*) (*) (*) (*) (0.01) 0.19 (a) (*) (0.03) Discontinued operations (income) loss, net (0.03) * (*) (*) * * (*) (*) Adjusted earni ngs per share - non-GAAP $1.55 $1.66 $1.77 $1.89 $2.02 $2.17 $2.33 $2.49* Les s than $0.01 per s hare.(a) Reflects the impact of tax reform.27